SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

ACL Semiconductors, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ACL SEMICONDUCTORS, INC.
Room 1701, 17/F., Tower 1, Enterprise Square
9 Sheung Yuet Road, Kowloon Bay
Kowloon, Hong Kong

November 1, 2010

Dear Fellow Stockholders:

          You are cordially invited to attend the 2010 Annual Meeting of Stockholders. Regardless of whether you plan to attend, please take a moment to vote your proxy. The Annual Meeting will be held as follows:

WHEN:	Monday, November 22, 2010, 4:00 p.m., Hong Kong Time (HKT)

WHERE:	Foo Lum Fishman’s Wharf Restaurant
1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong

ITEMS OF BUSINESS:	• Re-election of three directors for terms expiring at the Company’s next annual stockholders’ meeting;
• To ratify the selection of Albert Wong & Co. as our independent registered public accounting firm for the Company’s 2010 fiscal year;

•

To amend the Certificate of Incorporation, as amended, to effect a reverse split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”) of between a one-for-four (1-4) and one-for-twenty (1-20) reverse stock split in the discretion of the Board of Directors; and

• Act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

RECORD DATE:	September 28, 2010

VOTING BY PROXY:	Your vote is important. You may vote by returning the proxy card in the envelope provided.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly. On the following pages, we provide answers to frequently asked questions about the Annual Meeting, as well as a copy of our 2009 Annual Report on Form 10-K/A.

Sincerely,

/s/ Chung-Lun Yang

Chung-Lun Yang
Chairman and Chief Executive Officer

ACL SEMICONDUCTORS, INC.
Room 1701, 17/F., Tower 1, Enterprise Square
9 Sheung Yuet Road, Kowloon Bay
Kowloon, Hong Kong

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MONDAY, NOVEMBER 22, 2010

To our Stockholders:

               Notice is hereby given that the 2010 Annual Meeting (the “Annual Meeting”) of stockholders of ACL Semiconductors, Inc. (the “Company”), a Delaware corporation, will be held at Foo Lum Fishman’s Wharf Restaurant located at 1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, on Monday, November 22, 2010 at 4:00 p.m. Hong Kong Time, for the following purposes:

•	To elect three directors for terms expiring at the Company’s next annual stockholders’ meeting;

•	To ratify the selection of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2010;

•

To amend the Certificate of Incorporation, as amended, to effect a reverse split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”) of between a one-for-four (1-4) and one-for-twenty (1-20) reverse stock split in the discretion of the Board of Directors; and

•	To act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

               The Board of Directors has fixed the close of business on September 28, 2010, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

               For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

               Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

               STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

               IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 22, 2010.

               THIS PROXY STATEMENT AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING DECEMBER 31, 2009 ARE AVAILABLE AT http://www.acl-semicon.com.

By Order of the Board of Directors

/s/ Kenneth Lap Yin Chan

Kenneth Lap Yin Chan, Chief Operating Officer

ACL SEMICONDUCTORS, INC.

i

ACL SEMICONDUCTORS, INC. PROXY STATEMENT

          This proxy statement is being furnished to our stockholders beginning on or about November[1, 2010, in connection with the solicitation of proxies by the ACL Semiconductors, Inc. Board of Directors to be used at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 4:00 p.m. (Hong Kong Time) on Monday, November 22, 2010 at Foo Lum Fishman’s Wharf Restaurant located at 1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, and at all adjournments or postponements of the Annual Meeting for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.

INFORMATION AND Q&A ABOUT THE ANNUAL MEETING

When is the Annual Meeting?

November 22, 2010, 4:00 p.m. (Hong Kong Time).

Where will the Annual Meeting be held?

The annual meeting will be held at Foo Lum Fishman’s Wharf Restaurant located at 1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong.

What is being considered at the meeting?

At the Meeting, Shareholders will consider and vote on the following proposals:

1.

To elect three Directors to the Board of Directors to serve until the 2011 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified (“Proposal 1”); and

2.	To ratify the Board of Directors’ appointment of Albert Wong & Co. as Company’s auditors for the year 2010 (“Proposal 2”); and

3.

To amend the Certificate of Incorporation, as amended, to effect a reverse split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”) of between a one-for-four (1-4) and one-for-twenty (1-20) reverse stock split in the discretion of the Board of Directors (“Proposal 3”); and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the meeting?

You may vote at the Annual Meeting if you owned Common Stock as of the close of business on Record Date which is September 28, 2010. Each share of Common Stock is entitled to one vote.

YOUR BOARD OF DIRECTORS HAS APPROVED THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF THE THREE DIRECTORS, “FOR” THE RATIFICATION OF THE BOARD OF DIRECTORS’ REAPPOINTMENT OF COMPANY’S AUDITORS FOR THE YEAR 2010, and “FOR” AUTHORIZING THE BOARD OF DIRECTORS TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMPANY’S OUTSTANDING $0.001 PAR VALUE COMMON STOCK AT AN EXCHANGE RATIO OF BETWEEN ONE

SHARE OF COMMON STOCK FOR EVERY FOUR SHARES (1:4) OF COMMON STOCK OUTSTANDING ON THE EFFECTIVE DATE AND ONE SHARE OF COMMON STOCK FOR EVERY TWENTY SHARES OF COMMON STOCK (1:20) OUTSTANDING ON THE EFFECTIVE DATE, WITH THE FINAL RATIO TO BE DETERMINED AT THE DISCRETION OF THE BOARD OF DIRECTORS.

How do I vote?

You can vote in two ways:

•

by attending the Annual Meeting at 4:00 p.m. (Hong Kong Time) on Monday, November 22, 2010 at Foo Lum Fishman’s Wharf Restaurant located at 1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, and at any adjournment or postponements thereof and voting thereat; or

•	by completing, signing, dating and returning the enclosed Proxy Card.

What if I return my Proxy Card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR ALL the re-election of the three candidates as directors, FOR the ratification of the Board of Director’s reappointment of Company’s auditors, FOR authorizing the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of Company’s outstanding $0.001 par value common stock at a exchange ratio of between one share of common stock for every four shares of common stock (1:4) and one share of common stock for twenty shares of common stock (1:20), with the final ratio to be determined at the discretion of the Board of Directors, and FOR all other matters described in the attached Notice of Annual Meeting and Proxy Statement.

What does it mean if I receive more than one Proxy Card?

It means you may have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares of Common Stock. We recommend that you contact your broker (if are the beneficial owner of our shares in street name) or our transfer agent (if you are a stockholder of record) to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, LLC, 59 Maiden Lane New York, 10038, telephone (800) 937-5449.

Will my shares be voted if I do not provide my Proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a Proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ un-voted shares on certain “routine” matters. Neither the re-election of Company’s Directors nor authorizing the Company’s Board of Directors to amend Company’s Certificate of Incorporation to effect a reverse stock split are considered “routine” matters. When a brokerage firm votes its customers’ un-voted shares, these shares are counted for purposes of establishing a quorum. At our Annual Meeting these shares will be counted as voted by the brokerage firm with respect to ratifying the Board of Directors’ reappointment of Albert Wong & Co. as Company’s auditors for the year 2010.

How do I vote if I hold shares registered in the name of a broker or bank?

If, on Record Date which is September 28, 2010, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the annual meeting. If you want to attend the Annual Meeting, and/or vote at the Annual Meeting, you must become a registered owner by asking your broker to do one of the following:

•

“Certificate” your position, in which case you will receive an actual certificate for your stock (the broker may charge you an additional fee for this service and you would lose some ability to quickly sell your shares because you would have to physically deliver the certificate to do so); or

•

Move your holdings into a “direct registration system” or “DRS” account at the company. DRS is a system that allows investors to hold the securities electronically on the records of the company and to electronically transfer those securities between the company and their broker.

Before requesting a certificate or moving your shares into DRS form, you should contact your broker-dealer to determine the process, timeframes, and fees associated with certificating the securities held in the investor’s broker-dealer account.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy in advance of the Annual Meeting to ensure your vote is counted.

Can I change my mind after I return my Proxy?

Yes. You may change your vote at any time before your Proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to your respective corporate secretary, by submitting another Proxy with a later date, or by attending the Annual Meeting and voting in person. If you are a shareholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

How many shares are eligible to be voted at the Annual Meeting?

The record date for the Annual Meeting is September 28, 2010. Only shareholders of record at the close of business on September 28, 2010, will be entitled to vote at the Annual Meeting. At the close of business on that date, there were issued and outstanding 28,729,936 shares of the Company’s Common Stock entitled to one vote per share.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a Proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of Common Stock as of September 28, 2010 must be present in person or by proxy at the meeting. This is referred to as a quorum. On September 28, 2010, there were 28,729,936 shares of Common Stock outstanding and entitled to vote. If a quorum is not present, then either the chairman of the meeting or the shareholders entitled to vote at the meeting may adjourn the meeting until a later time. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast. Abstentions and broker “non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) will have no effect on the vote for re-election of directors.

What vote is required to ratify the Board of Directors reappointment of Company’s auditors for the year 2010?

Ratification of the Board of Directors reappointment of Albert Wong & Co. as Company’s auditors for the year 2010 will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Meeting. Only proxies indicating votes “FOR,” “AGAINST” or “ABSTAIN” on this proposal or providing the designated proxies with the right to vote in their judgment and discretion on this proposal are counted to determine the number of shares present and entitled to vote. Broker non-votes and abstentions will have no effect on the results of the vote on this proposal.

What vote is required to grant the Board of Directors authority to implement the reverse stock split and adopt the related amendment to the Certificate of Incorporation?

To grant the Board of Directors authority to amend the Certificate of Incorporation with respect to the above described stock split requires the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, “broker non-votes”, or other limited proxies will have the effect of a vote against the reverse split and the related amendment to the Company’s Articles of Incorporation.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed Proxy Card gives authority to the Proxy holders to vote on those matters at their discretion.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published on a Current Report on Form 8-K within four business days after conclusion of the Annual Meeting.

When are shareholder proposals for the 2011 Annual Meeting due?

Any shareholder proposals for the 2011 annual meeting must be received by us, directed to the attention of the Company’s Chief Executive Officer, Chung-Lun Yang, ACL Semiconductors, Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong no later than July 1, 2011. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

PROPOSAL 1

RE-ELECTION OF DIRECTORS

          At the Annual Meeting, three individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company’s Board of Directors currently consists of five persons. The three individuals who are nominated for re-election to the Board of Directors are existing directors of the Company. Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated Proxy will be voted “FOR ALL” of the three persons named below to serve as directors, unless the Proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the re-election, unless the shareholder WITHHOLDS AUTHORITY from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

          The three current Directors to be considered for re-re-election are Chung-Lun Yang, Kun Lin Lee and Kenneth Lap Yin Chan.

          Our Directors will generally serve one-year terms and shall hold office until the 2011 annual meeting of shareholders and until his successor has been duly elected, appointed and qualified. If all the nominees are elected, the Board of Directors will consist of three Directors.

          Unless Proxy Cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the re-election of each nominee named in this section.

          At each annual meeting of shareholders, directors will be elected by the holders of Common Stock to succeed those directors whose terms are expiring. Directors will be elected annually and will serve until successors are duly elected and qualified or until a director’s earlier death, resignation or removal. Our bylaws provide that the authorized number of directors may be changed by action of the majority of the Board of Directors or by a vote of the shareholders of our Company. Vacancies in our Board of Directors may be filled by a majority vote of the Board of Directors with such newly appointed director to serve until the next annual meeting of shareholders, unless sooner removed or replaced.

          The following table sets forth certain information concerning each nominee for re-election as a Director of the Company:

Name	Age	Position	Director Since

Chung-Lun Yang	49	Chief Executive Officer and Chairman of the Board of Directors	2003

Kun Lin Lee	44	Chief Financial Officer and Director	2010

Kenneth Lap Yin Chan	48	Chief Operating Officer and Director	2003

Background

          The following is a brief summary of the background of each nominee for Director of the Company:

          Mr. Chung-Lun Yang, 49, has been our Chairman of the Board and Chief Executive Officer since September 30, 2003. Mr. Yang is the founder of Atlantic and has been a director of Atlantic since 1991. Mr. Yang graduated from The Hong Kong Polytechnic in 1982 with a degree in electronic engineering. From October 1982 until April 1985, he was the sales engineer of Karin Electronics Supplies Ltd. From June 1986 until September 1991, he was Director of Sales (Samsung Components Distribution) of Evertech Holdings Limited, a Hong Kong based company. Mr. Yang has over 15 years’ extensive experience in the electronics distribution business. The breadth of Mr. Yang’s sales and operational experience led the Board of Directors to believe this individual is qualified to serve as a director of the Company. Mr. Yang is also a member of The Institution of Electrical Engineers, United Kingdom.

          Mr. Kun Lin Lee, 44, has been our Chief Financial Officer and member on the board of directors since June 2010. Prior to joining the Company as Chief Financial Officer, Mr. Lee held various executive positions, including VP Finance/Business Development at the Company from November, 2009 to May 2010 and Director of Internal Audits, at Sigma Designs Inc and Catalyst Semiconductor from May, 2006 to May, 2007 and April, 2005 to October 2006, respectively where he oversaw its finance, strategy, business development, regulatory compliance and risk management. Mr. Lee started his public accounting career with Arthur Andersen in December, 1997 and later joined BDO Siedman in December, 2004. He later joined an investment banking firm VIA, Inc. servicing semiconductor clients in merger & acquisition, business valuation, and fundraising. Mr. Lee received his B.B.A. degree in Finance from University of Hawaii at Manoa, and his MS from Golden Gate University. In addition, Mr. Lee is a Certified Public Accountant, Certified Information Technology Professional and Certified Financial Forensic and a graduate of CalCPA Leadership Institute.

          Mr. Kenneth Lap Yin Chan, 48, has been a member on the board of directors since September 2003, our Chief Operating Officer since June 2010, and was our Chief Financial Officer from September 2003 to June 2010. Previously, Mr. Chan has been with Atlantic, our operating subsidiary, since 2001 serving as Financial Controller. From 1998 to 2001, Mr. Chan worked for Standard Chartered Bank. Prior to September 2001, Mr. Chan worked for a number of other banks in Hong Kong, including Dao Heng Bank and Asia Commercial Bank. He has more than 12 years of experience in corporate and commercial finance. Mr. Chan graduated from the University of Toronto in 1986 with a Bachelor’s Degree in Commerce.

Involvement in Certain Legal Proceedings

          None of our directors has been, during the past ten years:

          (i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within ten years prior to that time;

          (ii) named in as a defendant or counter-claimant in any civil litigation in the past ten years;

          (iii) convicted or plead nolo contendere in any criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

          (iv) subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;

          (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

          (v) involved in any judicial or administrative proceeding resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

          (vi) involved in any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions ( other than settlements of civil proceedings among private parties);

          (vii) involved in any disciplinary sanction or orders imposed by a stock, commodities or derivatives exchange or other similar self- regulatory organization.

Corporate Governance - Board Leadership Structure

Our Company is led by Chung-Lun Yang, who has served as Chairman of our Board of Directors and Chief Executive Officer since September 2003. We believe that having Mr. Yang act in both these roles is most appropriate for the Company at this time because it provides the Company with consistent and efficient leadership, both with respect to the Company’s operations and the leadership of the Board. In particular, having Mr. Yang act in both these roles increases the timeliness and effectiveness of the Board’s deliberations, increases the Board’s visibility into the day-to-day operations of the Company, and ensures the consistent implementation of the Company’s strategies.

Board’s Role in Risk Oversight

The Board as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession, compensation, compliance, and other risks.

Director Independence

          As the Over-the-Counter Bulletin Board, on which the Company’s shares of Common Stock are quoted, has no independence requirements, the Company has adopted the independence definitions of NASDAQ in determining whether our directors are independent. The discussion below reflects such standards of independence.

          Our Board of Directors has determined that none of our directors qualify as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule 4200(a) (15).

Board Meetings and Committees; Annual Meeting Attendance

          Our Board of Directors has not adopted any committees to the Board of Directors. Our Board of Directors had not held any formal meetings during the most recently completed fiscal year. Proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Delaware and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

          We currently do not have a policy regarding the attendance of board members at the annual meeting of shareholders.

Audit Committee

          Due to the size and structure of the Company and its Board, the Board does not have a standing Audit Committee, and as a result does not have an audit committee charter. The functions that would be performed by the audit committee are performed by the entire Board. The Board views its duties as an audit committee as follows: (i) review recommendations of independent registered accountants concerning the Company’s accounting principles, internal controls and accounting procedures and practices; (ii) review the scope of the annual audit; (iii) approve or disapprove each professional service or type of service other than standard auditing services to be provided by the registered public accountants; and (iv) review and discuss with the independent registered public accountants the audited financial statements. Kun Lin Lee, who is a director and our Chief Financial Officer, is Certified Public Accountant and has significant financial experience. When independent directors with the appropriate financial background join the board, the board plans to establish an audit committee, which will then adopt an appropriate charter and pre-approval policies and procedures in connection with services to be rendered by the independent auditors.

Nominating Committee and Selection of Director Candidates

          The Board does not have a standing nominating committee. When necessary, the Board as a whole performs functions equivalent to that of a nominating committee. In that capacity, the Board has no charter. For this reason the Board, (1) has no policy with regard to the nomination of candidates recommended by security holders; (2) has developed no specific minimum qualifications that it believes must be met by a Board-recommended nominee for a position on the Board; (3) has developed no specific qualities or skills that it believes are necessary for a member of the Board to possess; (4) has no specific process for identifying and evaluating nominees for director and (5) does not have a policy with regard to the consideration of diversity in identifying director nominees. Shareholders who wish to recommend nominees for consideration by the independent members of the Board of Directors must submit their nominations in writing to our Corporate President. Submissions must include sufficient biographical information concerning the recommended individual for the committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The independent members of the Board of Directors may consider such shareholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the shareholders at each annual meeting.

          In addition, shareholders may nominate directors for election without consideration by the Board of Directors. Any shareholder of record may nominate an individual by following the procedures and deadlines set forth in the “Submission of Shareholder Proposals for 2011 Annual Meeting of Shareholders” section of this Proxy Statement and by complying with the eligibility, advance notice and other provisions of our bylaws.

          The Board of Directors believe the attributes, leadership skills and other experiences of its board members described in the table below, provide the Company with a diverse range of perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Chung-Lun Yang

•	Business leadership and operational experience as our Chief Executive Officer and Chairman since 2003 and our operating subsidiary, Atlantic, since 1991.
•	Twenty years of industry experience.

Kun Lin Lee
•	Accounting and auditing experience at major accounting firms
•	Investment banking experience in the semiconductor industry

Kenneth Lap Yin Chan
•	Over twelve years of experience in corporate and commercial finance
•	Business leadership and operational experience as one of our executive officer and director since 2003 and our operating subsidiary, Atlantic, since 2001.

Compensation Committee

          The Board of Directors does not currently have a standing Compensation Committee. The Board of Directors believes it is appropriate for the Company to not have such a committee because it has delegated to the independent members of the Board of Directors the authority to establish executive officer compensation.

Code of Ethics

          We have adopted a written code of business conduct and ethics, known as our Code of Business Conduct and Ethics which applies to all of our directors, officers, and employees, including our principal executive officer and our principal financial and accounting officer. Our Code of Business Conduct and Ethics is posted at www.acl-semicon.com. To receive a copy of our Code of Business Conduct and Ethics, at no cost, requests should be directed to the Secretary, ACL Semiconductor, Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong. We intend to disclose any amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics in a report filed under the Securities Exchange Act of 1934, as amended, within four business days of the amendment or waiver.

Required Vote

          Directors are elected by a plurality of the votes cast. Abstentions and broker “non-votes” will have no effect on the vote for re-election of directors.

No Appraisal Rights

           Shareholders will not have dissenters’ or appraisal rights under the Delaware General Corporation Law or under the Company’s certificate of incorporation in connection with the re-election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF EACH OF CHUNG-LUN YANG, KUN LIN LEE AND KENNETH LAP YIN CHAN TO SERVE ON THE COMPANY’S BOARD OF DIRECTORS UNTIL THE 2011 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

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PROPOSAL 2

RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

It is proposed that shareholders ratify the re appointment by the Board of Directors of Albert Wong & Co. as independent auditors for the Company for the fiscal year ending December 31, 2010. The Company does not expect representatives of Albert Wong & Co. to be present at the Annual Meeting.

Approval by the shareholders of the appointment of independent auditors is not required, but the Board of Directors deems it desirable to submit this matter to shareholders. If holders of a majority of the outstanding shares of Common Stock present and voting at the Annual Meeting do not approve the appointment of Albert Wong & Co., the selection of independent auditors will be reconsidered by the Board of Directors.

Even if the reappointment is ratified, the Board of Directors may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of Company and its stockholders.

Principal Accounting Fees and Services

          The following table presents fees, including reimbursements for expenses, professional audit services and other services rendered by JTC Fair Song and Albert Wong & Co. CPA firms during the years ended December 31, 2009 and 2008. JTC Fair Song CPA Firm conducted interim reviews of our quarterly financial statements for the quarter ended March 31, 2009, June 30, 2009 and September 30, 2009, and our annual financial statements and interim reviews of our quarterly financial statements for the year ended December 31, 2008. Albert Wong & Co. has re-audited our annual financial statements for the years ended December 31, 2008 and 2007 and audited our annual financial statements for the year ended December 31, 2009.

	Fiscal 2009	Fiscal 2008
Audit Fees (1)	$75,000	$35,000
Audit Related Fees (2)	$—	$—
Tax Fees (3)	$—	$—
All Other Fees (4)	$—	$—

Total	$75,000	$35,000

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by JTC Fair Song CPA and Albert Wong & Co. CPA firms in connection with statutory and regulatory filings or engagements. Audit Fees billed by Albert Wong & Co. CPA firm includes re-audited fees for auditing our annual financial statements and interim reviews for the fiscal years 2007 to 2009.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” There were no such fees in fiscal years 2009 or 2008.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. There were no such fees in fiscal years 2009 or 2008.

(4)	All Other Fees consist of fees for products and services other than the services reported above. There were no such fees in fiscal year 2009 or 2008.

Policy on Board of Directors Pre-Approval of Audit and Non-Audit Services of Independent Auditor

As the Company does not have an audit committee, the Board of Directors appoints, sets the compensation for and oversees the work of the independent auditor. On an ongoing basis, management communicates specific projects and categories of service for which approval of the Board of Directors is requested. The Board of Directors reviews these requests and advises management if it approves the engagement of the independent auditor. Management reports to the Board of Directors regarding the actual spending for such projects. The projects and categories of service may include any or all of the following:

Audit- Annual audit fees relate to services rendered in connection with the audit of the Company’s consolidated financial statements and the quarterly reviews of financial statements included in the Company’s Forms 10-Q.

Audit Related Services- Audit related services include fees for SEC registration statement services and consultation on accounting standards or transactions.

Tax-Tax services include fees for tax compliance, tax advice and tax planning.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF ALBERT WONG & CO. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE 2010 YEAR.

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PROPOSAL 3

AUTHORIZING THE BOARD OF DIRECTORS TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMPANY’S OUTSTANDING $0.001 PAR VALUE COMMON STOCK AT AN EXCHANGE RATIO OF BETWEEN ONE SHARE OF COMMON STOCK FOR EVERY FOUR SHARES (1:4) OF COMMON STOCK OUTSTANDING AND ONE SHARE OF COMMON STOCK FOR EVERY TWENTY SHARES OF COMMON STOCK (1:20), WITH THE FINAL RATIO TO BE DETERMINED AT THE DISCRETION OF THE BOARD OF DIRECTORS.

Description of the Proposed Reverse Stock Split and Amendment to Certificate of Incorporation

          The Company’s Board of Directors unanimously adopted a resolution approving an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of Company’s outstanding $0.001 par value common stock at an exchange ratio of between one share of common stock for every four shares of common stock and one share of common stock for every twenty shares of common stock, with the final ratio to be determined at the discretion of the Board of Directors and, subject to shareholder approval, for the proper officers to implement the reverse split and file such amendment, at its discretion (“Reverse Split”). A copy of the Certificate of Amendment, as amended, is attached as Exhibit A.

          If the amendment to the Company’s Certificate of Incorporation is approved by a majority of the Company’s stockholders, the Board will have the discretion to determine, as it deems to be in the best interest of the Company’s stockholders, the specific ratio to be used within the range described above and timing of the reverse stock split. The Board may also, in its discretion, determine not to effect the Reverse Split if it concludes, subsequent to obtaining stockholder approval, such action is not in the best interests of the Company. In determining whether to effect the reverse stock split and, if so, the ratio to be used, the Board will consider various factors, including but not limited to, (i) the potential impact and anticipated benefits to the Company and its stockholders, (ii) the market price of the Company’s common stock at such time, (iii) the number of shares that will be outstanding after the reverse stock split, (iv) the stockholders’ equity at such time, (v) the number of shares of common stock available for future issuance after the reverse stock split, and (vi) the trading volume of the Company’s common stock at such time.

          The form of the proposed amendment to effect the Reverse Split, as more fully described below, will effect the Reverse Split but will not change the number of authorized shares of common or preferred stock, or the par value of our common or preferred stock.

Reason for the Reverse Stock Split

          The Board of Directors has requested authority to implement this Reverse Split because the Company seeks to qualify its stock for initial listing on the NASDAQ Capital Market. Among other initial listing requirements, NASDAQ requires a stock price of a least $4 per share. The Board of Directors has come to the conclusion that a reverse split would be the suitable action in order to achieve a stock price of $4 per share. The closing price of the Company’s common stock on October 5, 2010 was $0.455 per share.

Certain Risks Associated with the Reverse Stock Split

•

The reverse stock split may not increase the price of the Common Stock. Although the Board expects that a reverse stock split will result in an increase in the price of the Common Stock, the effect of a reverse stock split cannot be predicted with certainty. Other factors, such as the Company’s financial results, market conditions and the market perception of the Company’s business may adversely affect the stock price. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the stock price will increase following the reverse stock split or that the stock price will not decrease in the future.

•

The reverse stock split may decrease the trading market for the Common Stock. Because the reverse stock split will reduce the number of shares of Common Stock available in the public market, the trading market for the Common Stock may be harmed, particularly if the stock price does not increase as a result of the reverse stock split.

•

The reverse stock split may leave certain Shareholders with “odd lots.” The reverse stock split may result in some Shareholders owning “odd lots” of fewer than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Effects of the Reverse Stock Split

          General. If the reverse stock split is approved and implemented, the principal effects will be to decrease the number of outstanding shares of the Common Stock depending on the reverse stock split ratio determined by the board of directors.

          The reverse stock split will not affect the registration of the Common Stock under the Exchange Act. Following the reverse stock split, the Common Stock will continue to be quoted on the over-the-counter market under the symbol “ACLO”, although it will be considered a new listing with a new CUSIP number.

          Voting rights of the holders of the Common Stock will not be affected by the reverse stock split, other than as a result of the treatment of fractional shares as described below. The number of Shareholders of record will not be affected by the reverse stock split and each Shareholder will hold the same percentage of Common Stock immediately following the reverse stock split as such Shareholder held immediately prior to the reverse stock split.

          Effect on the Company’s Stock Plans. As of October 15, 2010, no shares were issuable upon the exercise of outstanding stock options and 5,000,0000 shares were reserved and available for issuance pursuant to future awards under the Company’s stock incentive plans. Under these plans, if the reverse stock split is affected, the number of shares reserved and remaining available for issuance and the number, exercise price or other similar financial terms of shares subject to outstanding awards will be proportionately adjusted based on the reverse stock split ratio determined by the board of directors.

          Effect on Authorized but Unissued Shares of Common Stock. Currently, the Company is authorized in its Certificate of Incorporation to issue up to a total of 50,000,000 shares of Common Stock. The total number of authorized shares of Common Stock will not change as a result of the reverse stock split.

          Potential Anti-Takeover Effect. The increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of the Common Stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the Amendment providing for the reverse stock split is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend to the Board and Shareholders a series of amendments to the Company’s Certificate of Incorporation. Other than the Amendment for the reverse stock split, the Board does not currently contemplate recommending the adoption of any other amendments to the Company’s Certificate of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of the Company.

          Fractional Shares. The Company does not currently intend to issue scrips or fractional shares in connection with the reverse stock split. Shareholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the reverse stock split is not evenly divisible by the reverse stock split ratio will be entitled to receive cash (without interest) in lieu of such fractional shares in an amount equal to the closing price of the Common Stock as reported on the NYSE on the trading day immediately preceding the Effective Time, as adjusted by the reverse stock split ratio, multiplied by the applicable fraction of a share, for such fractional share of Common Stock they would otherwise be entitled to at the Effective Time. Shareholders who hold their shares electronically in book-entry form will receive such cash payment as soon as practicable following the Effective Time, as described in “Effect on Registered Book-Entry Holders” below. Shareholders who hold their shares in certificate form will receive such cash payment in lieu of fractional shares following the surrender of their pre-split certificates for post-split certificates, as described in “Effect on holders of Registered Certificated Shares” below. The Company will either deposit sufficient cash with the Company’s transfer agent or set aside sufficient cash for the purchase of the above referenced fractional interests. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except the right to receive the above-described cash payment.

          Shareholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, Shareholders otherwise entitled to receive such funds, but who do not receive them, will have to seek to obtain such funds directly from the state to which they were paid.

          Effect on Par Value. The proposed Amendment providing for the reverse stock split will not affect the par value of the Common Stock, which will remain at $0.001 per share.

          Reduction In Stated Capital. A reverse stock split would have an effect of reducing the stated capital of the Company. The stated capital on the Company’s balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be credited with the amount by which the stated capital is reduced. The Company’s Shareholders’ equity, in the aggregate, will remain unchanged.

          No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, such transaction is not, nor is it a first step in, a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

          No Dissenter’s Rights. The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to the Shareholders in connection with the reverse stock split transaction.

          Effect on Registered and Beneficial Holders. If the reverse stock split is effected, the Company intends to treat beneficial holders (i.e., Shareholders who hold their shares in “street name” through a bank, broker or other nominee) in the same manner as registered Shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares in “street name.” However, these banks, brokers or other nominees may have their own procedures for processing the reverse stock split. Shareholders who hold shares with a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee.

          Effect on Registered Book-Entry Holders. Some of the Company’s registered Shareholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These Shareholders do not have stock certificates evidencing their ownership of the Company’s Common Stock. Instead, they are provided with a statement reflecting the number of shares registered in their accounts. If you hold shares in book-entry form, you do not need to take any action following the Effective Time in order for your shares to be adjusted to reflect the reverse stock split or to receive your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold following the Effective Time. If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

          Effect on Holders of Registered Certificated Shares. Some registered Shareholders may hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the Effective Time of the reverse stock split. The transmittal letter will contain instructions on how to surrender your certificate(s) representing your pre-split shares to the transfer agent. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of post-split shares. These shares will be issued electronically in book-entry form under the direct registration system. This means that, instead of receiving a new stock certificate, you will receive a direct registration statement that indicates the number of post-split shares you own in book-entry form. At any time after receipt of your direct registration statement, you may request a stock certificate representing your post-split ownership interest. If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Fractional Shares”. No service charge will be payable by Shareholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which costs will be borne and paid by the Company.

          No new shares in book-entry form will be issued and no payment in lieu of any fractional share interest will be made to you until you surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.

          YOU SHOULD NOT SEND YOUR CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM THE TRANSFER AGENT.

Required Vote

          The adoption of the amendment to the Certificate of Incorporation will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, “broker non-votes”, or other limited proxies will have the effect of a vote against the Amended and Restated the Company’s Articles of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF AUTHORIZING THE BOARD TO AMEND OUR CERTIFICATE OF INCORPORATION TO

EFFECT A REVERSE STOCK SPLIT OF COMPANY’S OUTSTANDING $0.001 PAR VALUE COMMON STOCK AT AN EXCHANGE RATIO OF BETWEEN ONE SHARE OF COMMON STOCK FOR EVERY FOUR SHARES (1:4) OF COMMON STOCK OUTSTANDING AND ONE SHARE OF COMMON STOCK FOR EVERY TWENTY SHARES OF COMMON STOCK (1:20), WITH THE FINAL RATIO TO BE DETERMINED AT THE DISCRETION OF THE BOARD OF DIRECTORS.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

          The following table sets forth certain information regarding beneficial ownership of our Common Stock as of October 1, 2010: (i) by each person who is known by us to own beneficially more than 5% of the Common Stock, (ii) by each of our directors, (iii) by each of our executive officers and (iv) by all our directors and executive officers as a group. On such date, we had 28,729,936 shares of Common Stock outstanding.

          As used in the table below, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the 60 days immediately following October 1, 2010. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated

Name and Address of	Shares of Common Stock	Percentage of Class

Beneficial Owner	Beneficially Owned	Beneficially Owned(1)

Chung-Lun Yang (2) (3)	22,380,000	77.9%
No. 78, 5th Street, Hong Lok Yuen, Tai Po, New Territories, Hong Kong

Ben Wong (3)	0	0.0%
19B, Tower 8, Bellagio, 33 Castle Peak Road, Sham Tseng, New Territories, Hong Kong

Kenneth Lap Yin Chan (2)	0	0.0%
Flat B, 8/F., Block 19, South Horizons, Aplei Chau, Hong Kong

All Directors and Officers as a Group	22,380,000	77.9%

(1)

Applicable percentage of ownership is based on 28,729,936 shares of Common Stock outstanding as of October 1, 2010, together with securities exercisable or convertible into shares of Common Stock within 60 days of December 31, 2009, for each stockholder. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within 60 days of December 31, 2009, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The Common Stock is the only outstanding class of equity securities of the Company.

(2)	Executive Officer

(3)	Director Except as otherwise set forth, information on the stock ownership of these persons was provided to us by such persons.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities (collectively, “Reporting Person”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that during fiscal year ended December 31, 2009 all Reporting Persons complied with all applicable filing requirements.

Compensation of Directors and Executive Officers

COMPENSATION DISCUSSION AND ANALYSIS

Summary

          Our approach to executive compensation is influenced by our belief in rewarding people for consistently strong execution and performance. We believe that the ability to attract and retain qualified executive officers and other key employees is essential to our long term success.

          Our plan to obtain and retain highly skilled employees is to provide significant market competitive salaries and also incentive awards. Our approach is to link individual employee objectives with overall company strategies and results, and to reward executive officers and significant employees for their individual contributions to those strategies and results. We use compensation and performance data from comparable companies in the electronics distribution industry to establish market competitive compensation and performance standards for our employees. Furthermore, we believe that equity awards serve to align the interests of our executives with those of our stockholders. As such, we intend for equity to become a key component of our compensation program.

Named Executive Officers

          The named executive officers for the fiscal year ended December 31, 2009 are Chung-Lun Yang, our Chief Executive Officer, and Kenneth Lap Yin Chan, our Chief Financial Officer. These individuals are referred to collectively in this proxy statement as the “Named Executive Officers.”

OUR EXECUTIVE COMPENSATION PROGRAM

Overview

          The primary elements of our executive compensation program are base salary, incentive cash and stock bonus opportunities and equity incentives typically in the form of stock option grants. Although we provide other types of compensation, these three elements are the principal means by which we provide the Named Executive Officers with compensation opportunities.

          The emphasis on the annual bonus opportunity and equity compensation components of the executive compensation program reflect our belief that a large portion of an executive’s compensation should be performance-based. This compensation is performance-based because payment is tied to the achievement of corporate performance goals. To the extent that performance goals are not achieved, executives will receive a lesser amount of total compensation. We have entered into employment agreements with three of our Named Executive Officers. Such employment agreements set forth base salaries, bonuses and stock option grants. Such stock option grants are predicated on our achievement of corporate performance goals as set forth in such agreements.

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

Base Salary

          We pay a base salary to certain of the Named Executive Officers. In general, base salaries for the Named Executive Officers are determined by evaluating the responsibilities of the executive’s position, the executive’s experience and the competitive marketplace. Base salary adjustments are considered and take into account changes in the executive’s responsibilities, the executive’s performance and changes in the competitive marketplace. We believe that the base salaries of the Named Executive Officers are appropriate within the context of the compensation elements provided to the executives and because they are at a level which remains competitive in the marketplace.

Bonuses

          The Board of Directors may authorize us to give discretionary bonuses, payable in cash or shares of Common Stock, to the Named Executive Officers and other key employees. Such bonuses are designed to motivate the Named Executive Officers and other employees to achieve specified corporate, business unit and/or individual, strategic, operational and other performance objectives.

Stock Options

          Stock options constitute performance-based compensation because they have value to the recipient only if the price of our Common Stock increases. We have not granted any stock options to any of our Named Executive Officers and the grant of stock options to Named Executive Officers is not a material factor in making compensation determinations with respect to our Named Executive Officers. However, we have in the past used stock options as incentives for our other employees. Stock options generally vest over time, obtainment of a corporate goal or a combination. The grant of stock options is designed to motivate our employees to achieve our short term and long term corporate goals.

Retirement and Deferred Compensation Benefits

          We do not have any arrangements with the Named Executive Officers to provide them with retirement and/or deferred compensation benefits.

Perquisites

          There were no perquisites provided to the Named Executive Officers.

Post-Termination/Change of Control Compensation

          We do not have any arrangements with the Named Executive Officers to provide them with compensation following termination of employment.

Tax Implications of Executive Compensation

          Our aggregate deductions for each Named Executive Officer compensation are potentially limited by Section 162(m) of the Internal Revenue Code to the extent the aggregate amount paid to an executive officer exceeds $1 million, unless it is paid under a predetermined objective performance plan meeting certain requirements, or satisfies one of various other exceptions specified in the Internal Revenue Code. At our 2009 Named Executive Officer compensation levels, we did not believe that Section 162(m) of the Internal Revenue Code would be applicable, and accordingly, we did not consider its impact in determining compensation levels for our Named Executive Officers in 2009.

Hedging Policy

          We do not permit the Named Executive Officers to “hedge” ownership by engaging in short sales or trading in any options contracts involving our securities.

Option Exercises and Stock Vested

          No options have been exercised by our Named Executive Officers during the fiscal year ended December 31, 2009.

Pension Benefits

          Under the Mandatory Provident Fund (“MPF”) Scheme Ordinance in Hong Kong, the Company is required to set up or participate in an MPF scheme to which both the Company and employees must make continuous contributions throughout their employment based on 5% of the employees’ earnings, subject to maximum and minimum level of income. For those earning less than the minimum level of income, they are not required to contribute but may elect to do so. However, regardless of the employees’ election, their employers must contribute 5% of the employees’ income. Contributions in excess of the maximum level of income are voluntary. All contributions to the MPF scheme are fully and immediately vested with the employees’ accounts. The contributions must be invested and accumulated until the employees’ retirement.

Nonqualified Deferred Compensation

          We do not have any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Employment Agreements

          We have not entered into any employment agreements with any of our Named Executive Officers.

Executive Officer Compensation

          The following table sets forth the annual and long-term compensation of our Named Executive Officers for services in all capacities to the Company for the last two fiscal years ended December 31, 2009 and December 31, 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Chung-Lun Yang,	2009	$1,300,000	—	—	—	—	—	—	$1,300,000
Chief Executive	2008	$735,026	—	—	—	—	—	$—	$735,026
Officer and
Chairman of the
Board

Kenneth Lap Yin	2009	$87,051	—	—	—	—	—	—	$87,051
Chan, Chief	2008	$64,615	—	—	—	—	—	—	$64,615
Financial Officer

Outstanding equity awards at fiscal year-end

          None.

Compensation of Directors

          Except with respect to Ben Wong who was paid fees of $85,128 during the year ended December 31, 2009 for his role as Sales Director of Atlantic, none of our directors who served during the year ended December 31, 2009 received compensation for serving as such, other than reimbursement for out of pocket expenses incurred in attending director meetings.

Related Party Transactions

Transactions with Aristo Technologies Limited / Mr. Yang

          As of December 31, 2009 and 2008, we had an outstanding receivable from Mr. Yang, the President and Chairman of our Board of Directors, totaling $11,233,839 and $7,900,404 respectively. Because the Company’s business is distributing computer components and is heavily dependant on Samsung, Mr. Yang took a loan from the Company and used it to invest in other companies to create new business platforms. These business platforms include manufacturing, research and development, which Mr. Yang believes can help improve the Company’s business in the long term. These advances bear no interest and are payable on demand. The receivable due from Mr. Yang to the Company is derived from the consolidation of the financial statements of Aristo, a variable interest entity, with the Company.

          For the years ended December 31, 2009 and 2008, we recorded compensation to Mr. Yang of $1,300,000 and $735,026 respectively, and paid $1,300,000 and $735,026 respectively to Mr. Yang as compensation to him.

Transactions with Classic Electronic Limited

          Mr. Ben Wong, one of our directors, is a 99.9% shareholder of Classic Electronics Ltd. (“Classic”). The remaining 0.1% of Classic is owned by a non-related party. As of December 31, 2009 and 2008, the Company had outstanding accounts receivable from Classic totaling $0 and $1,717,320 respectively. This account receivable was outstanding for more than 12 months in 2008 and paid off in 2009.

Transactions with Solution Semiconductor (China) Limited

          Mr. Ben Wong, one of our directors, is a 99% shareholder of Solution Semiconductor (China) Ltd. (“Solution”). The remaining 1% of Solution is owned by a non-related party. On April 1, 2009, we entered into a lease agreement with Solution pursuant to which we lease one facility. The lease agreement for this facility expires on March 31, 2012. The monthly lease payment for this lease is $1,090. We incurred and paid an aggregate rent expense of $13,077 to Solution during the years ended December 31, 2009 and 2008.

          During the years ended December 31, 2009 and 2008, we purchased inventories of $10,138 and $0 respectively from Solution. As of December 31, 2009 and 2008, there were no outstanding accounts payable to Solution.

          Two facilities located in Hong Kong owned by Solution were used by the Company as collateral for loans from Citic Ka Wah Bank Limited (“Citic”) and Standard Chartered Bank (Hong Kong) Limited (“SCB”) respectively.

Transactions with Systematic Information Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is a director and shareholder of Systematic Information Ltd. (“Systematic Information”) with a total of 100% interest. On September 1, 2008, we entered into a lease agreement with Systematic Information pursuant to which we lease one facility. The lease agreement for this facility expires on August 31, 2010. The monthly lease payment for this lease totals $641. We incurred and paid an aggregate rent expense of $7,692 to Systematic Information during the years ended December 31, 2009 and 2008.

          During the years ended December 31, 2009 and 2008, we received service charges of $5,436 and $0 respectively from Systematic Information. The service fee was charged for back office support for Systematic Information.

          During the years ended December 31, 2009 and 2008, we sold products for $326,578 and $1,913,071 respectively, to Systematic Information. As of December 31, 2009 and 2008, there were no outstanding accounts receivables from Systematic Information.

          During the years ended December 31, 2009 and 2008, we purchased inventories of $74,688 and $1,446,680 respectively from Systematic Information. As of December 31, 2009 and 2008, there were no outstanding accounts payable to Systematic Information.

          A workshop located in Hong Kong owned by Systematic Information was used by the Company as collateral for loans from SCB.

Transactions with Global Mega Development Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is the sole beneficial owner of the equity interest of Global Mega Development Ltd. (“Global”). During the years ended December 31, 2009 and 2008, we sold products for $1,393 and $0 respectively, to Global. As of December 31, 2009 and 2008, there were no outstanding accounts receivables from Global.

Transactions with Systematic Semiconductor Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is the sole beneficial owner of the equity interest of Systematic Semiconductor Ltd. (“Systematic”). During the years ended December 31, 2009 and 2008, we received a management fee of $9,615 and $15,384 respectively from Systematic. The management fee was charged for back office support for Systematic.

          During the years ended December 31, 2009 and 2008, we sold products for $19,914 and $275,766 respectively, to Systematic. As of December 31, 2009 and 2008, there were no outstanding accounts receivables from Systematic.

          During the years ended December 31, 2009 and 2008, we purchased inventories of $0 and $560,750 respectively from Systematic. As of December 31, 2009 and 2008, there were no outstanding accounts payable to Systematic.

Transactions with Aristo Components Limited

          Mr. Ben Wong, one of our directors, is a 90% shareholder of Aristo Components Ltd. (“Aristo Comp”). The remaining 10% of Aristo Comp is owned by a non-related party. During the years ended December 31, 2009 and 2008, we received a management fee of $11,923 and $8,077 respectively from Aristo Comp. The management fee was charged for back office support for Aristo Comp.

          During the years ended December 31, 2009 and 2008, we sold products for $12,060 and $67,968 respectively, to Aristo Comp. As of December 31, 2009 and 2008, there were no outstanding accounts receivables from Aristo Comp.

          During the years ended December 31, 2009 and 2008, we purchased inventories of $241,367 and $37,665 respectively from Aristo Comp. As of December 31, 2009 and 2008, there were no outstanding accounts payable to Aristo Comp.

Transactions with Atlantic Storage Devices Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is a 40% shareholder of Atlantic Storage Devices Ltd. (“Atlantic Storage”). The remaining 60% of Atlantic Storage is owned by a non-related party. During the years ended December 31, 2009 and 2008, we sold products for $337,946 and $575,386 respectively, to Atlantic Storage. As of December 31, 2009 and 2008, there were no outstanding accounts receivables from Atlantic Storage.

          During the years ended December 31, 2009 and 2008, we purchased inventories of $0 and $679,049 respectively, from Atlantic Storage. As of December 31, 2009 and 2008, there were no outstanding accounts payable to Atlantic Storage.

Transactions with Rambo Technologies Limited

          Mr. Ben Wong, one of our directors, is a 60% shareholder of Rambo Technologies Ltd. (“Rambo”). The remaining 40% of Rambo is owned by a non-related party. During the years ended December 31, 2009 and 2008, we sold products for $73,219 and $1,077,653 respectively, to Rambo. As of December 31, 2009 and 2008, there were no outstanding accounts receivables from Rambo.

          During the years ended December 31, 2009 and 2008, we purchased inventories of $54,930 and $10,314 respectively, from Rambo. As of December 31, 2009 and 2008, there were no outstanding accounts payable to Rambo.

Transactions with Usmart Electronic Products Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is the sole beneficial owner of the equity interest of Usmart Electronic Products Ltd. (“Usmart”). On October 7, 2009, we entered into a leasing payment agreement with Usmart pursuant to which we lease one lot machinery facility to Usmart. The leasing payment agreement for this facility expires on September 16, 2011. The monthly lease income for this lease totals $3,846. We received aggregate lease income of $13,333 and $0 from Usmart during the years ended December 31, 2009 and 2008.

          During the years ended December 31, 2009 and 2008, we sold products for $4,837 and $5,509 respectively, to Usmart. As of December 31, 2009 and 2008, there were no outstanding accounts receivables from Usmart.

          During the years ended December 31, 2009 and 2008, we purchased inventories of $42,596 and $199,712 respectively, from Usmart. As of December 31, 2009 and 2008, there were no outstanding accounts payable to Usmart.

Transactions with Imax Technology Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is the sole beneficial owner of the equity interest of Imax Technology Ltd. (“Imax”). During the years ended December 31, 2009 and 2008, we purchased inventories of $0 and $3,167 respectively, from Imax. As of December 31, 2009 and 2008, there were no outstanding accounts payable from Imax.

Transactions with City Royal Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is a 50% shareholder of City Royal Limited (“City”). The remaining 50% of City is owned by the wife of Mr. Yang. A residential property located in Hong Kong owned by City was used by the Company as collateral for loans from DBS Bank (Hong Kong) Limited (“DBS Bank”).

Transactions with Kadatco Company Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, a 99.99% shareholder of Kadatco Company Limited (“Kadatco”). The remaining 0.01% of Kadatco is owned by a non-related party. During the years ended December 31, 2009 and 2008, we purchased inventories of $24,895 and $0 respectively, from Kadatco. As of December 31, 2009 and 2008, there was no outstanding payable from Kadatco.

Proxy Solicitation

          All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

          A shareholder may revoke his, her or its Proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised Proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Company’s Board of Directors.

Submission of Shareholder Proposals for 2011 Annual Meeting of Shareholders

          Shareholders may present proposals for inclusion in the Proxy Statement for the 2011 Annual Meeting of Shareholders provided that such proposals are received by the Company’s Chairman and Chief Executive Officer, Mr. Chung-Lun Yang, ACL Semiconductors, Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong no later than July 1, 2011.

The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2011 Proxy Statement.

OTHER BUSINESS

          As of the date of this Proxy Statement, management knows of no other matters to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

Shareholder Communications

          Shareholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Chung-Lun Yang. Mr. Yang will present a summary of all shareholder communications to the Board of Directors at subsequent Board of Directors meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

          We are required to file annual, quarterly and current reports, Proxy Statements and other information with the SEC. You may read and copy these proxy materials and any other documents we have filed at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

Preliminary Copy

ACL SEMICONDUCTORS, INC.

ANNUAL MEETING PROXY CARD

THIS PROXY IS BEING SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2010

          The undersigned hereby appoints Chung-Lun Yang and Kenneth Lap Yin Chan, each and together as proxies and each with full power of substitution, to represent and to vote all shares of Common Stock of ACL Semiconductors, Inc. (the “Company” or “ACL”) at the annual meeting of shareholders of the Company to be held on Monday, November 22, 2010 at 4:00 p.m. Hong Kong Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given.

1.	Proposal 1: To elect three Directors for a term expiring at the Company’s next annual meeting or until their successors are duly elected and qualified.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Nominees: Chung-Lun Yang, Kun Lin Lee and Kenneth Lap Yin Chan

☐ FOR ALL          ☐ WITHHOLD          ☐ FOR ALL EXCEPT

3.	Proposal 2: To ratify the Board of Directors reappointment of Albert Wong & Co. as Company’s auditors for the year 2010

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.

Proposal 3: To authorize the Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of Company’s outstanding $0.001 par value common stock at a exchange ratio of between one share of common stock for every four shares of common stock (1:4) and one share of common stock for twenty shares of common stock (1:20), with the final ratio to be determined at the discretion of the Board of Directors, and for the Board of Directors to implement the exchange and file such amendment, at its discretion.

☐ FOR ☐ AGAINST ☐ ABSTAIN

          Our Board of Directors believes that Proposal 1, Proposal 2, and Proposal 3 are fair to, and in the best interests of, all of our shareholders. Accordingly, our Board of Directors unanimously recommends that you vote “FOR ALL” the three nominees in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

          In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting or any adjournments thereof. If you wish to vote in accordance with our Board of Directors’ recommendations, just sign below. You need not mark any boxes.

Dated:	2010

Signature of Shareholder

Signature of Shareholder (if held jointly)

NOTES:

1.

Please sign your name exactly as your name appears hereon. If the shares are owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

2.

To be valid, the enclosed form of Proxy for the annual meeting, together with the power of attorney or other authority, if any, under which it is signed, must be received by 8:00 A.M. Eastern Time, on November 21, 2010 at the offices of our transfer agent, American Stock Transfer & Trust Company, LLC, 59 Maiden Lane New York, 10038, telephone (800) 937-5449.

3.	Returning the enclosed form of Proxy will not prevent you from attending and voting in person at the annual meeting or any adjournment or postponement thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY TO AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

ACL SEMICONDUCTORS, INC.

Pursuant to Sections 228 and 242 of
the General Corporation Law of the
State of Delaware

          ACL SEMICONDUCTORS, INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

          FIRST: Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [four to twenty] shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests, upon receipt by the Corporation’s transfer agent of the stockholder’s properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation’s transfer agent of all fractional shares otherwise issuable. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

          SECOND: This Certificate of Amendment shall become effective as of [          ], 2010 at [     ] [a.m./p.m.].

          THIRD: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. An annual meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on November 22, 2010, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [     ] day of [          ], 2010.

By:
Name: Chung-Lun Yang
Title: President, CEO and Chairman